Banc of America Securities LLC                                                                             EQCC 1999-3 (Px-o)
                                                                                                         Price to Yield Table
-----------------------------------------------------------------------------------------------------------------------------

Bond Class: A-7F
=============================================================================================================================
Settle Date       Call %   Description      First Accrual Date        Next Pay Date      Actual Delay        Issue Balance
-----------------------------------------------------------------------------------------------------------------------------
08/26/1999        10.00    P-T              08/01/1999                09/25/1999         24                  74,391,790.00
=============================================================================================================================
=============================================================================================================================
Balance               Principal Type         Coupon     Interest Type        Index Type      Margin       Accrued Interest
-----------------------------------------------------------------------------------------------------------------------------
74,391,790.00         Normal                 7.4480     Fixed                None            0.0000       384,770.87
=============================================================================================================================
=============================================================================================================================
                    PP=75.0;18.0;75.0   PP=100.0;24.0;100.0   PP=125.0;30.0;125.0   PP=150.0;33.0;150.0   PP=200.0;48.0;200.0
-----------------------------------------------------------------------------------------------------------------------------
99.52973            7.556               7.554                 7.553                 7.551                 7.546
99.56098            7.547               7.543                 7.538                 7.534                 7.525
99.59223            7.537               7.531                 7.524                 7.517                 7.503
99.62348            7.527               7.519                 7.510                 7.501                 7.482
99.65473            7.518               7.507                 7.496                 7.484                 7.460
99.68598            7.508               7.495                 7.482                 7.468                 7.439
99.71723            7.498               7.483                 7.467                 7.451                 7.418
99.74848            7.489               7.471                 7.453                 7.435                 7.396
99.77973            7.479               7.459                 7.439                 7.418                 7.375
99.81098            7.469               7.447                 7.425                 7.402                 7.353
99.84223            7.460               7.436                 7.411                 7.385                 7.332
99.87348            7.450               7.424                 7.397                 7.369                 7.311
99.90473            7.440               7.412                 7.383                 7.353                 7.289
99.93598            7.431               7.400                 7.368                 7.336                 7.268
99.96723            7.421               7.388                 7.354                 7.320                 7.246
99.99848            7.411               7.376                 7.340                 7.303                 7.225
100.02973           7.402               7.365                 7.326                 7.287                 7.204
100.06098           7.392               7.353                 7.312                 7.270                 7.182
100.09223           7.383               7.341                 7.298                 7.254                 7.161
100.12348           7.373               7.329                 7.284                 7.238                 7.140
100.15473           7.363               7.317                 7.270                 7.221                 7.119
100.18598           7.354               7.306                 7.256                 7.205                 7.097
100.21723           7.344               7.294                 7.242                 7.188                 7.076
100.24848           7.335               7.282                 7.228                 7.172                 7.055
100.27973           7.325               7.270                 7.214                 7.156                 7.034
100.31098           7.315               7.258                 7.200                 7.139                 7.012
100.34223           7.306               7.247                 7.186                 7.123                 6.991
100.37348           7.296               7.235                 7.172                 7.107                 6.970
100.40473           7.287               7.223                 7.158                 7.091                 6.949
100.43598           7.277               7.212                 7.144                 7.074                 6.928
-----------------------------------------------------------------------------------------------------------------------------
WAL                 4.20                3.24                  2.63                  2.20                  1.64
-----------------------------------------------------------------------------------------------------------------------------
Mod Dur             3.23                2.63                  2.21                  1.89                  1.46
-----------------------------------------------------------------------------------------------------------------------------
FirstPrinPay        09/25/1999          09/25/1999            09/25/1999            09/25/1999            09/25/1999
-----------------------------------------------------------------------------------------------------------------------------
Maturity            04/25/2010          12/25/2007            04/25/2006            02/25/2005            07/25/2003
-----------------------------------------------------------------------------------------------------------------------------
Prin Window         128                 100                   80                    66                    47
=============================================================================================================================

This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

Banc of America Securities LLC                                                                             EQCC 1999-3 (Px-o)
                                                                                                         Price to Yield Table
-----------------------------------------------------------------------------------------------------------------------------

Bond Class: A-7F
=============================================================================================================================
Settle Date       Call %   Description      First Accrual Date        Next Pay Date       Actual Delay      Issue Balance
-----------------------------------------------------------------------------------------------------------------------------
08/26/1999        0.00     P-T              08/01/1999                09/25/1999          24                74,391,790.00
=============================================================================================================================
=============================================================================================================================
Balance               Principal Type         Coupon   Interest Type        Index Type      Margin       Accrued Interest
-----------------------------------------------------------------------------------------------------------------------------
74,391,790.00         Normal                 7.4480   Fixed                None            0.0000       384,770.87
=============================================================================================================================
=============================================================================================================================
                    PP=75.0;18.0;75.0   PP=100.0;24.0;100.0   PP=125.0;30.0;125.0   PP=150.0;33.0;150.0   PP=200.0;48.0;200.0
-----------------------------------------------------------------------------------------------------------------------------
99.52973            7.563               7.570                 7.574                 7.575                 7.572
99.56098            7.554               7.559                 7.560                 7.559                 7.552
99.59223            7.544               7.547                 7.547                 7.543                 7.532
99.62348            7.535               7.536                 7.533                 7.527                 7.511
99.65473            7.525               7.524                 7.520                 7.511                 7.491
99.68598            7.516               7.513                 7.506                 7.496                 7.470
99.71723            7.506               7.501                 7.492                 7.480                 7.450
99.74848            7.496               7.490                 7.479                 7.464                 7.430
99.77973            7.487               7.478                 7.465                 7.449                 7.409
99.81098            7.477               7.467                 7.452                 7.433                 7.389
99.84223            7.468               7.455                 7.438                 7.417                 7.368
99.87348            7.458               7.444                 7.425                 7.401                 7.348
99.90473            7.449               7.432                 7.411                 7.386                 7.328
99.93598            7.439               7.421                 7.398                 7.370                 7.308
99.96723            7.430               7.409                 7.384                 7.354                 7.287
99.99848            7.420               7.398                 7.371                 7.339                 7.267
100.02973           7.411               7.386                 7.357                 7.323                 7.247
100.06098           7.401               7.375                 7.344                 7.307                 7.227
100.09223           7.392               7.364                 7.330                 7.292                 7.206
100.12348           7.383               7.352                 7.317                 7.276                 7.186
100.15473           7.373               7.341                 7.303                 7.261                 7.166
100.18598           7.364               7.329                 7.290                 7.245                 7.146
100.21723           7.354               7.318                 7.276                 7.229                 7.125
100.24848           7.345               7.307                 7.263                 7.214                 7.105
100.27973           7.335               7.295                 7.249                 7.198                 7.085
100.31098           7.326               7.284                 7.236                 7.183                 7.065
100.34223           7.316               7.272                 7.222                 7.167                 7.045
100.37348           7.307               7.261                 7.209                 7.152                 7.025
100.40473           7.298               7.250                 7.196                 7.136                 7.005
100.43598           7.288               7.238                 7.182                 7.120                 6.985
-----------------------------------------------------------------------------------------------------------------------------
WAL                 4.31                3.42                  2.80                  2.35                  1.75
-----------------------------------------------------------------------------------------------------------------------------
Mod Dur             3.28                2.72                  2.30                  1.99                  1.53
-----------------------------------------------------------------------------------------------------------------------------
FirstPrinPay        09/25/1999          09/25/1999            09/25/1999            09/25/1999            09/25/1999
-----------------------------------------------------------------------------------------------------------------------------
Maturity            05/25/2018          05/25/2014            10/25/2011            04/25/2010            12/25/2007
-----------------------------------------------------------------------------------------------------------------------------
Prin Window         225                 177                   146                   128                   100
=============================================================================================================================

This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.